SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report, Earliest Event Reported:                5/25/00


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of January 1, 2000, providing for the issuance of Structured Asset Securities Corporation, Mortgage
Pass-Through Certificates, Series 2000-1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware                   333-68513-09
(State or Other            (Commission
Jurisdiction               File Number)
of Incorporation)


74-2440850
(I.R.S. Employer
Identification No.)


          200 Vesey Street
         New York, New York                        10285
         (Address of Principal                   (Zip Code)
         Executive Offices)


Registrant's telephone number:               (212) 526-5594


Item 5.  Other Events.

On Behalf of Structured Assets Securities Corporation,
Series 2000-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated January 1, 2000 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
May 25, 2000. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

C.       Item 1: Legal Proceedings:                            NONE

D.       Item 2: Changes in Securities:                        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2000-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution Date:                    5/25/00


             Beginning
Class         Balance
   1-A1                    48,503,800.00
   1-A2                    72,556,537.64
  1-A3*                    72,556,537.64
   1-A4                      5,524,000.00
  1-A5*                      8,158,812.89
  1-A6*                      3,833,333.33
   1-A7                    30,000,000.00
  1-AP**                     7,251,820.36
   2-A1                    87,512,250.00
   2-A2                    75,666,582.95
   2-A3                    40,000,000.00
  2-A4**                     1,500,000.00
  2-A5**                     4,275,241.30
  2-AP**                        247,797.68
   3-A                     39,707,476.95
  3-AP**                     1,155,184.70
   AX*                       3,026,655.57
    B1                     12,591,231.35
   B1X*                         119,839.82
    B2                       5,578,595.61
   B2X*                           53,095.59
    B3                       3,027,639.66
    B4                       1,912,718.34
    B5                          797,797.02
    B6                       1,596,291.23
    R                 0.00

TOTAL:                   439,404,964.79


Class        Principal
 1-A1                           715,400.00
 1-A2                        1,325,869.18
 1-A3*                 N/A
 1-A4                                         -
 1-A5*                 N/A
 1-A6*                 N/A
 1-A7                                         -
 1-AP**                           64,215.45
 2-A1                           965,250.00
 2-A2                        3,302,445.90
 2-A3                                         -
 2-A4**                                       -
 2-A5**                         113,183.32
 2-AP**                                256.48
 3-A                            840,031.83
 3-AP**                             3,491.87
 AX*                   N/A
 B1                               11,792.68
 B1X*                  N/A
 B2                                 5,224.79
 B2X*                  N/A
 B3                                 2,835.62
 B4                                 1,791.41
 B5                                    747.20
 B6                                 1,495.05
R                     0.00

TOTAL:                       7,354,030.78

               Class
              Accrued
Class         Interest
   1-A1                         307,190.73
   1-A2                         416,897.77
  1-A3*                         127,276.26
   1-A4                           36,826.67
  1-A5*                           61,191.10
  1-A6*                           28,750.00
   1-A7                         196,250.00
  1-AP**               N/A
   2-A1                         546,951.56
   2-A2                         472,916.14
   2-A3                         258,333.33
  2-A4**               N/A
  2-A5**               N/A
  2-AP**               N/A
   3-A                          239,899.34
  3-AP**               N/A
   AX*                            20,177.70
    B1                            86,564.72
   B1X*                                823.90
    B2                            38,352.84
   B2X*                                365.03
    B3                            21,013.13
    B4                            13,275.10
    B5                              5,537.06
    B6                            11,078.95
    R                                    41.60

TOTAL:                       2,889,712.93

           Realized Loss
            of Principal
Class        Allocated
   1-A1               0.00
   1-A2               0.00
  1-A3*                N/A
   1-A4               0.00
  1-A5*                N/A
  1-A6*                N/A
   1-A7               0.00
  1-AP**              0.00
   2-A1               0.00
   2-A2               0.00
   2-A3               0.00
  2-A4**              0.00
  2-A5**              0.00
  2-AP**              0.00
   3-A                0.00
  3-AP**              0.00
   AX*                 N/A
    B1                0.00
   B1X*                N/A
    B2                0.00
   B2X*                N/A
    B3                0.00
    B4                0.00
    B5                0.00
    B6                0.00
    R                 0.00

TOTAL:               $0.00


         Net Prepmt        Current
         Interest          Interest
Class    Shortfall Amt     Shortfall (2)
 1-A1                 0.00              0.00
 1-A2                 0.00              0.00
 1-A3*                0.00              0.00
 1-A4                 0.00              0.00
 1-A5*                0.00              0.00
 1-A6*                0.00              0.00
 1-A7                 0.00              0.00
 1-AP**                N/A               N/A
 2-A1                 0.00              0.00
 2-A2                 0.00              0.00
 2-A3                 0.00              0.00
 2-A4**                N/A               N/A
 2-A5**                N/A               N/A
 2-AP**                N/A               N/A
 3-A                  0.00              0.00
 3-AP**                N/A               N/A
 AX*                  0.00              0.00
 B1                   0.00              0.00
 B1X*                 0.00              0.00
 B2                   0.00              0.00
 B2X*                 0.00              0.00
 B3                   0.00              0.00
 B4                   0.00              0.00
 B5                   0.00              0.00
 B6                   0.00              0.00
R                     0.00              0.00

TOTAL:               $0.00             $0.00

         Outstanding
         Interest          Remaining
Class    Shortfall         Balance
 1-A1                 0.00                   47,788,400.00
 1-A2                 0.00                   71,230,668.46
 1-A3*                0.00                   71,230,668.46
 1-A4                 0.00                     5,524,000.00
 1-A5*                0.00                     8,047,528.88
 1-A6*                0.00                     3,833,333.33
 1-A7                 0.00                   30,000,000.00
 1-AP**                N/A                     7,187,604.91
 2-A1                 0.00                   86,547,000.00
 2-A2                 0.00                   72,364,137.05
 2-A3                 0.00                   40,000,000.00
 2-A4**                N/A                     1,500,000.00
 2-A5**                N/A                     4,162,057.98
 2-AP**                N/A                        247,541.20
 3-A                  0.00                   38,867,445.12
 3-AP**                N/A                     1,151,692.83
 AX*                  0.00                     3,010,140.34
 B1                   0.00                   12,579,438.67
 B1X*                 0.00                        120,304.82
 B2                   0.00                     5,573,370.82
 B2X*                 0.00                          53,302.53
 B3                   0.00                     3,024,804.04
 B4                   0.00                     1,910,926.93
 B5                   0.00                        797,049.82
 B6                   0.00                     1,594,796.18
R                     0.00              0.00

TOTAL:               $0.00   $432,050,934.01


AMOUNTS PER $1,000 UNIT

         Beginning         Principal         Interest
Class    Balance           Distribution      Distribution
 1-A1            957.626851         14.124383          6.064970
 1-A2            959.742561         17.537952          5.514521
 1-A3            959.742561               N/A          1.683548
 1-A4           1000.000000          0.000000          6.666667
 1-A5            960.689170               N/A          7.205169
 1-A6           1000.000000               N/A          7.500000
 1-A7           1000.000000          0.000000          6.541667
 1-AP            988.088195          8.749600               N/A
 2-A1            967.970202         10.676599          6.049814
 2-A2            934.155345         40.770937          5.838471
 2-A3           1000.000000          0.000000          6.458333
 2-A4           1000.000000          0.000000               N/A
 2-A5            956.945758         25.334312               N/A
 2-AP            996.223642          1.031129               N/A
 3-A             987.481465         20.890672          5.966034
 3-AP            990.604652          2.994381               N/A
 AX              935.658382               N/A          6.237721
 B1              997.246266          0.934000          6.856068
 B1X            1011.628170               N/A          6.954954
 B2              997.246266          0.933999          6.856067
 B2X            1011.629562               N/A          6.954912
 B3              997.246265          0.933999          6.921321
 B4              997.246267          0.933999          6.921324
 B5              997.246275          0.934000          6.921325
 B6              997.246272          0.933998          6.921319
R                  0.000000          0.000000        415.966398

AMOUNTS PER $1,000 UNIT

         Realized Loss                       Current Period
         of Principal      Remaining         Pass-Through
Class    Allocated         Balance           Rate
 1-A1               0.00000         943.50247            7.600%
 1-A2               0.00000         942.20461            6.895%
 1-A3                   N/A         942.20461            2.105%
 1-A4               0.00000        1000.00000            8.000%
 1-A5                   N/A         947.58563            9.000%
 1-A6                   N/A        1000.00000            9.000%
 1-A7               0.00000        1000.00000            7.850%
 1-AP               0.00000         979.33860            0.000%
 2-A1               0.00000         957.29360            7.500%
 2-A2               0.00000         893.38441            7.500%
 2-A3               0.00000        1000.00000            7.750%
 2-A4               0.00000        1000.00000            0.000%
 2-A5               0.00000         931.61145            0.000%
 2-AP               0.00000         995.19251            0.000%
 3-A                0.00000         966.59079            7.250%
 3-AP               0.00000         987.61027            7.000%
 AX                     N/A         930.55288            8.000%
 B1                 0.00000         996.31227            8.250%
 B1X                    N/A        1015.55348            8.250%
 B2                 0.00000         996.31227            8.250%
 B2X                    N/A        1015.57242            8.250%
 B3                 0.00000         996.31227            8.329%
 B4                 0.00000         996.31227            8.329%
 B5                 0.00000         996.31228            8.329%
 B6                 0.00000         996.31227            8.329%
R                   0.00000           0.00000            9.000%

Reports to Certificateholders
Trust Agreement Dated January 1, 2000
(Pursuant to Section 4.03)

                                Group 1           Group 2
i) Beg Agg Sch'd Prin Bal  178,517,956.61    88,199,603.34
Scheduled Principal        103,801.88        61,277.37
Curtail and Paid in Full   33,730.25         359,195.87
Paid in Full               1,976,436.51      570,197.32
Liquidation Proceeds       0.00              0.00
Insurance Proceeds         0.00              0.00
Realized Loss              0.00              0.00
End Agg Sch'd Prin Bal     176,403,987.97    87,208,932.78
Non-AP Balance             171,266,136.25    87,951,805.12

                                Group 3            Total
i) Beg Agg Sch'd Prin Bal  44,430,137.32     311,147,697.27
Scheduled Principal        129,004.84        294,084.09
Curtail and Paid in Full   48,697.67         441,623.79
Paid in Full               676,189.51        3,222,823.34
Liquidation Proceeds       0.00              0.00
Insurance Proceeds         0.00              0.00
Realized Loss              0.00              0.00
End Agg Sch'd Prin Bal     43,576,245.30     307,189,166.05
Non-AP Balance             43,274,951.66     302,492,893.03

ii) Aggregate Advances:         Group 1
Principal Advances                                  87,250.18
Interest Advances                              1,108,403.35

ii) Aggregate Advances:         Group 2
Principal Advances                                  56,000.33
Interest Advances                                 498,497.32

ii) Aggregate Advances:         Group 3
Principal Advances                                101,927.40
Interest Advances                                 209,718.00

ii) Aggregate Advances:          Total
Principal Advances                                245,177.91
Interest Advances                              1,816,618.67

  #REF!                    Realized Losses
Realized Losses                 Current         Since Cutoff
         Group 1                        0.00              0.00
         Group 2                        0.00              0.00
         Group 3                        0.00              0.00
         Total                          0.00              0.00

                                Group 1           Group 2
iv) Servicing Fee                  48,757.66         18,375.00
Master Servicing Fee                2,975.33          1,470.00
Trustee Fee                           966.97            477.75

                                Group 3            Total
iv) Servicing Fee                   9,256.26         76,388.92
Master Servicing Fee                  740.44          5,185.77
Trustee Fee                           240.66          1,685.38

v) Mortgage Loans Outstanding and Delinquency Information:
                           Outstanding Loans
                                 Count            Balance
Group 1                                1,127   $176,403,987.97
Group 2                                  233    $87,208,932.78
Group 3                                  218    $43,576,245.30
Total                                  1,578   $307,189,166.05

                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                   31     $4,308,456.89
Group 2                                    8     $3,695,501.42
Group 3                                    2       $321,981.84
Total                                     41     $8,325,940.15

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                    6     $1,288,477.57
Group 2                                    2     $1,210,543.27
Group 3                                    0             $0.00
Total                                      8     $2,499,020.84

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    3       $755,190.22
Group 2                                    1       $539,480.52
Group 3                                    0             $0.00
Total                                      4     $1,294,670.74

vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      0             $0.00

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      0             $0.00

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    6     $1,162,924.50
Group 2                                    1        $95,000.00
Group 3                                    1       $107,152.01
Total                                      8     $1,365,076.51

vii) Mortgage Loans becoming REO Prop during preceding month:
               Group            Loan No.

              Prin Bal      Deemed Prin Bal


viii) Deleted and Qualifying Substitute Mortgage Loans
               Group            Loan No.          Prin Bal


                           Senior Certs
                                Group 1           Group 2
ix) Accrued and Unpaid Prin             0.00              0.00
Accrued and Unpaid Int                  0.00              0.00

                           Senior Certs
                                Group 3
ix) Accrued and Unpaid Prin             0.00
Accrued and Unpaid Int                  0.00

                              Subordinate
                              Certificates         Total
ix) Accrued and Unpaid Prin             0.00              0.00
Accrued and Unpaid Int                  0.00              0.00

x) Purchased Mortgage Loans
               Group          Loan Number    Principal Balance


xi) Class 2-A3 Guar Distribs paid                         0.00

xii) Class 2-A3 Cert Insur Prem                       1,000.00

xii) Withdrawals from Class 2-A3 Res Fund                 0.00



                                             SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           STRUCTURED ASSET SECURITIES CORPORATION


                           By: /s/ Eve Kaplan
                           Name: Eve Kaplan
                           Title: Vice President


         Dated:            5/31/2000